VERTEX ENERGY, INC. 8-K

EXHIBIT 10.3

LIMITED CONSENT

THIS LIMITED CONSENT (this “Limited Consent”) is made as of June 11, 2024, by and among Vertex Refining Alabama LLC, a Delaware limited liability company (the “Borrower”), Vertex Energy, Inc., a Nevada corporation (the “Parent”), each of Parent’s direct and indirect Subsidiaries listed on the signature pages hereto other than Excluded Subsidiaries (collectively, the “Subsidiary Guarantors” and each, individually, a “Subsidiary Guarantor”; the Subsidiary Guarantors, together with Parent, each a “Guarantor” and collectively, the “Guarantors”), Cantor Fitzgerald Securities, as administrative agent and collateral agent (the “Agent”) under the Loan Agreement, and the Lenders (as such terms are defined below) party hereto, which for the avoidance of doubt, constitute at least the Required Lenders. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement (as defined below).

W I T N E S S E T H

WHEREAS, reference is made to that certain Loan and Security Agreement, dated as of April 1, 2022 (as amended by that certain Amendment Number One to Loan and Security Agreement, dated as of May 26, 2022, that certain Amendment Number Two to Loan and Security Agreement, dated as of September 30, 2022, that certain Amendment Number Three to Loan and Security Agreement, dated as of January 8, 2023, that certain Amendment Number Four and Consent and Waiver to Loan and Security Agreement, dated as of May 26, 2023, that certain Amendment Number Five to Loan and Security Agreement, dated as of December 28, 2023, as modified by that certain Limited Consent, dated as of March 22, 2024, as modified by that certain Limited Consent, dated as of March 28, 2024, as modified by that certain Limited Consent and Waiver, dated as of May 23, 2024, as modified by that certain Limited Consent and Partial Release, dated as of May 24, 2024, as modified by that certain Omnibus Amendment and Waiver, dated as of June 3, 2024 (the “Omnibus Amendment”), and as may be further amended from time to time, the “Loan Agreement”), by and among the Borrower, the Parent, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Agent;

WHEREAS, notwithstanding Section 7.19 of the Loan Agreement, the Loan Parties have requested that the Agent and the Required Lenders consent to permitting the Consolidated Liquidity to be less than $25,000,000, but not less than $15,000,00, in each case, for any period of more than three (3) consecutive Business Days prior to June 18, 2024, in accordance with the terms contained in this Limited Consent (the “Specified Consent”);

WHEREAS, upon the terms and conditions set forth herein, the Agent and the Lenders comprising the Required Lenders have agreed to provide the Specified Consent, subject to the terms and conditions of this Limited Consent.

NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

1.                Limited Consent.

(a)	In reliance upon the representations and warranties of each Loan Party set forth in Section 3 below, Agent and each Lender under the Loan Agreement party hereto, constituting the Required Lenders, hereby provides the Specified Consent. After giving effect to this Limited Consent, the Consolidated Liquidity may be less than $25,000,000, but not less than $15,000,00, for any period of more than three (3) consecutive Business Days without triggering a Default under the Loan Agreement. For the avoidance of doubt, this is a one-time Limited Consent, which may not be extended, and shall expire on June 18, 2024.
(b)	The foregoing is a limited consent. Except as expressly set forth in this Limited Consent, nothing in this Limited Consent shall constitute a modification or alteration of the terms, conditions or covenants of the Loan Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Loan Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby.

2.                Conditions Precedent. The satisfaction (or waiver in writing by Agent (at the direction of the Required Lenders) or the Required Lenders) of each of the following shall constitute conditions precedent to the effectiveness of this Limited Consent (the date on which all such conditions precedent are either satisfied or waived, being the “Consent Effective Date”):

(a)	The Agent and the Lenders, which constitute at least the Required Lenders, shall have received this Limited Consent, duly executed by the parties hereto; and
(b)	The Agent shall have received an amendment or consent with respect to the Intermediation Agreement to lower the Minimum Liquidity Requirement (as defined therein) to $15,000,000 on terms (including with respect to time period) no less restrictive than those provided in Section 1 hereto.

For purposes of determining compliance with the conditions specified in this Section 2, each Lender that has signed this Limited Consent shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Agent shall have received notice from such Lender prior to the proposed Consent Effective Date specifying its objection thereto.

3.                Representations and Warranties. In order to induce Agent and the Lenders to enter into this Limited Consent, Parent and Borrower each hereby represents and warrants to Agent and the Lenders that:

(a)	each of the representations and warranties made to Agent and Lenders under the Loan Agreement and all of the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties are true and correct in all respects subject to such qualification) on and as of the date hereof (after giving effect to this Limited Consent) except to the extent that such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date;
(b)	on and immediately prior to the date hereof, no Default or Event of Default will have occurred and be continuing, and immediately after giving effect to this Limited Consent, no Default or Event of Default will have occurred and be continuing; and
(c)	on and immediately prior to the date hereof and immediately after giving effect to this Limited Consent, the Loan Parties, individually and collectively, are not Insolvent; and
(d)	this Limited Consent has been duly executed and delivered by each Loan Party party hereto; and
(e)	represents and warrants that this Limited Consent constitutes the legal, valid and binding obligation of each Loan Party party thereto enforceable against such Loan Party in accordance with its respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or moratorium or similar laws relating to or affecting the rights of creditors generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

4.                Post-Closing Obligations. Notwithstanding Section 7(b) the Omnibus Amendment whereby it was required that Agent and each Lender were to have been reimbursed for all Lender Expenses on or prior to June 7, 2024, the parties hereto covenant and agree that on or prior to June 18, 2024, Agent and each Lender shall have been reimbursed for all Lender Expenses invoiced prior to the date hereof required to be paid pursuant to Section 2.5 and Section 10.3 of the Loan Agreement incurred through the Consent Effective Date (including, without limitation, attorneys’ fees and expenses related to the preparation, negotiation, execution, delivery of this Limited Consent, the Omnibus Amendment, the Idemitsu Transaction Documents, the A&R Intercreditor Agreement and any documents and instruments relating hereto). Failure to comply with this Section 4 shall constitute an immediate Event of Default under the Loan Agreement.

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5.                GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL PROVISIONS. THIS LIMITED CONSENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW, JURISDICTION, AND WAIVER OF JURY TRIAL SET FORTH IN SECTION 14.14 OF THE LOAN AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

6.                Amendments. This Limited Consent cannot be altered, amended, changed or modified in any respect except in accordance with Section 14.4 of the Loan Agreement.

7.                Counterparts. This Limited Consent and any notices delivered under this Limited Consent may be executed by means of (i) an electronic signature that complies with the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act; (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Limited Consent and the transactions contemplated hereby shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. This Limited Consent may be executed in any number of counterparts, and it is not necessary that the signatures of all parties hereto be contained on any one counterpart hereof, each counterpart will be deemed to be an original, and all together shall constitute one and the same document.

8.                Effect on Loan Documents.

(a)	The Loan Agreement, as modified hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Limited Consent shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Agent or any Lender under the Loan Agreement or any other Loan Document. Except for the amendments to the Loan Agreement expressly set forth herein, the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect.
(b)	Upon and after the effectiveness of this Limited Consent, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified hereby.
(c)	To the extent that any of the terms and conditions in any of the Loan Documents shall contradict or be in conflict with any of the terms or conditions of the Loan Agreement, after giving effect to this Limited Consent, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.
(d)	This Limited Consent is a Loan Document.

9.                Reaffirmation of Obligations. The Loan Parties hereby acknowledge and agree that all terms, covenants, conditions and provisions of the Loan Documents (including, without limitation, each Collateral Document) continue in full force and effect, are herein reaffirmed in their entirety and remain unaffected and unchanged, except to the extent expressly set forth in this Limited Consent. Neither this Limited Consent nor the execution and delivery of this Limited Consent by Agent, the Lenders and the Loan Parties hereto shall constitute a novation or renewal of the Term Loan or the Indebtedness or any of the Loan Documents. This Limited Consent, except to the extent expressly set forth herein, is not intended to and shall not be deemed or construed to create or constitute a waiver, release, or relinquishment of, and shall not affect, the liens, security interests and rights, remedies and interests under the Loan Documents, all of which are hereby ratified, confirmed, renewed and extended in all respects.

10.           Agent. The Agent has executed this Limited Consent as directed under and in accordance with the Loan Agreement and will perform this Limited Consent solely in its capacity as Agent hereunder, and not individually. In performing under this Limited Consent, the Agent shall have all rights, protections, immunities and indemnities granted to it under the Loan Agreement. Subject to the terms of the Loan Agreement, the Agent shall have no obligation to perform or exercise any discretionary act. Each of the undersigned Lenders hereby directs and consents to the Agent’s execution of this Limited Consent.

[Signature Pages to Follow]

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IN WITNESS WHEREOF, each of the parties hereto has executed this Limited Consent as of the date and year first above written.

PARENT:	VERTEX ENERGY, INC.,
a Nevada corporation

	By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Title:	President and Chief Executive Officer

BORROWER:	VERTEX REFINING ALABAMA LLC,
a Delaware limited liability company

	By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Title:	President and Chief Executive Officer

SUBSIDIARY GUARANTORS:
VERTEX REFINING TEXAS LLC,
a Texas limited liability company

	By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Title:	President and Chief Executive Officer

VERTEX MARINE FUEL SERVICES LLC,
a Delaware limited liability company

	By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Title:	President and Chief Executive Officer

VERTEX ENERGY OPERATING, LLC,
a Texas limited liability company

	By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Title:	President and Chief Executive Officer

[Signature Page to Limited Consent]

VERTEX REFINING LA, LLC,
a Louisiana limited liability company

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

HPRM LLC,
a Delaware limited liability company

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	Director, President and Chief Executive Officer

TENSILE-HEARTLAND ACQUISITION CORPORATION,
a Delaware corporation

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	Director, President and Chief Executive Officer

VERTEX RECOVERY MANAGEMENT, LLC,
a Texas limited liability company

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

VERTEX REFINING NV, LLC,
a Nevada limited liability company

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

VERTEX SPLITTER CORPORATION,
a Delaware corporation

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	Director

[Signature Page to Limited Consent]

VERTEX REFINING MYRTLE GROVE LLC,
a Delaware limited liability company

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

CRYSTAL ENERGY, LLC,
an Alabama limited liability company

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President

VERTEX ACQUISITION SUB, LLC,
a Nevada limited liability company

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

BANGO OIL LLC,
a Nevada limited liability company

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

CEDAR MARINE TERMINALS, LP,
a Texas limited partnership

By: Vertex II GP, its General Partner

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

[Signature Page to Limited Consent]

CROSSROAD CARRIERS, L.P.,
a Texas limited partnership

By: Vertex II GP, its General Partner

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

VERTEX RECOVERY, L.P.,
a Texas limited partnership

By: Vertex II GP, its General Partner

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

H & H OIL, L. P.,
a Texas limited partnership

By: Vertex II GP, its General Partner

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

VERTEX II GP, LLC,
a Nevada limited liability company

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

TENSILE-MYRTLE GROVE ACQUISITION CORPORATION,
a Delaware corporation

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chairman of the Board

[Signature Page to Limited Consent]

VERTEX MERGER SUB, LLC,
a California limited liability company

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

VERTEX RENEWABLES LLC,
a Delaware limited liability company

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

VERTEX RENEWABLES ALABAMA LLC,
a Delaware limited liability company

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

[Signature Page to Limited Consent]

LENDERS:

WHITEBOX MULTI-STRATEGY PARTNERS, LP

By:	/s/ Andrew Thau
Name: Andrew Thau
Title: Managing Director

WHITEBOX RELATIVE VALUE PARTNERS, LP

By:	/s/ Andrew Thau
Name: Andrew Thau
Title: Managing Director

WHITEBOX GT FUND, LP

By:	/s/ Andrew Thau
Name: Andrew Thau
Title: Managing Director

PANDORA SELECT PARTNERS, LP

By:	/s/ Andrew Thau
Name: Andrew Thau
Title: Managing Director

[Signature Page to Limited Consent]

HIGHBRIDGE TACTICAL CREDIT MASTER FUND, L.P.

By:	Highbridge Capital Management, LLC, as Trading Manager and not in its individual capacity

By:	/s/ Steve Ardovini
Name: Steve Ardovini
Title: Authorized Signatory

HIGHBRIDGE TACTICAL CREDIT INSTITUTIONAL FUND, LTD.

By:	Highbridge Capital Management, LLC, as Trading Manager and not in its individual capacity

By:	/s/ Steve Ardovini
Name: Steve Ardovini
Title: Authorized Signatory

HIGHBRIDGE SCF II LOAN SVP, L.P.

By:	Highbridge Capital Management, LLC, as Trading Manager and not in its individual capacity

By:	/s/ Steve Ardovini
Name: Steve Ardovini
Title: Authorized Signatory

1992 MASTER FUND CO-INVEST SPC – SERIES 4 SEGREGATED PORTFOLIO

By:	Highbridge Capital Management, LLC, as Trading Manager and not in its individual capacity

By:	/s/ Steve Ardovini
Name: Steve Ardovini
Title: Authorized Signatory

[Signature Page to Limited Consent]

BLACKROCK DIVERSIFIED PRIVATE DEBT FUND MASTER LP

By:	BlackRock Financial Management, Inc., its manager

By:	/s/ Zach Viders
Name: Zach Viders
Title: Authorized Signatory

GCO II AGGREGATOR 6 L.P.

By:	BlackRock Financial Management, Inc., its manager

By:	/s/ Zach Viders
Name: Zach Viders
Title: Authorized Signatory

GCO II AGGREGATOR 2 L.P.

By:	BlackRock Financial Management, Inc., its manager

By:	/s/ Zach Viders
Name: Zach Viders
Title: Authorized Signatory

[Signature Page to Limited Consent]

CHAMBERS ENERGY CAPITAL IV, LP

By:	CEC Fund IV GP, LLC, its general partner

By:	/s/ Robert Hendricks
Name: Robert Hendricks
Title: Partner

[Signature Page to Limited Consent]

CROWDOUT CAPITAL LLC

By:	/s/ Brian Gilmore
Name: Brian Gilmore
Title: Managing Member

CROWDOUT CREDIT OPPORTUNITIES FUND LLC

By:	/s/ Brian Gilmore
Name: Brian Gilmore
Title: Managing Member

[Signature Page to Limited Consent]

AGENT:

CANTOR FITZGERALD SECURITIES

By:	/s/ James Buccola
Name: James Buccola
Title: Head of Fixed Income

[Signature Page to Limited Consent]